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                                                                    Exhibit 23.1
                                                                    ------------

                        Consent of Independent Auditors
                        -------------------------------

The Board of Directors
Centocor, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                           /s/ KPMG Peat Marwick LLP



Philadelphia, Pennsylvania
July 2, 1998